EXHIBIT 10

XECHEM INTERNATIONAL, INC.

                     AMENDED AND RESTATED STOCK OPTION PLAN
                     --------------------------------------

I.   DEFINITIONS AND PURPOSES
     ------------------------

     A.   Definitions
          -----------

          Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Stock Option Plan, have the following meanings:

     1. "AFFILIATE" means a corporation which, for purposes of Section 422 of the Code, is a parent or subsidiary of the Corporation, direct or indirect, each as defined in Section 424 of the Code.

     2. "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of the Corporation.

     3. "CODE" means the United States Internal Revenue Code of 1986, as such may be amended from time to time.

     4. "COMMITTEE" means the committee to which the Board of Directors delegates the power to act under or pursuant to the provisions of the Plan, or the Board of Directors if no committee is selected.

     5.   "CORPORATION"   means   XECHEM   INTERNATIONAL,   INC.,   a   Delaware
          corporation.

     6. "DISABILITY" or "DISABLED" means permanent and total disability as defined in Section 22(e)(3) of the Code.

     7. "INCENTIVE OPTION" means an Option, as identified below, which is designated by the Committee as such and which, when granted, is intended to be an "incentive stock option" as defined in Section 422 of the Code.

     8. "KEY EMPLOYEE" means an employee of the Corporation or of an Affiliate, (including, without limitation, an employee who is also serving as an officer or director of the Corporation or of an Affiliate, other than Dr. Ramesh Pandey), designated by the Board of Directors or the Committee to be eligible to be granted one or more Options under the Plan.

     9. "NONSTATUTORY OPTION" shall mean an Option, as defined below, which is designated by the Committee as such and which, when granted, is not intended to be an "incentive stock option," as defined in Code Section 422.

     10.  "OPTION" means a right or option granted under the Plan.

     11. "OPTION AGREEMENT" means an agreement between the Corporation and a Participant executed and delivered pursuant to the Plan.

     12. "PARTICIPANT" means a Key Employee to whom one or more Incentive Options or Nonstatutory Options are granted under the Plan and an employee, nonemployee director, advisor or independent contractor ("Non Key Employee") to whom one or more Nonstatutory Options are granted under the Plan.

     13.  "PLAN" means this Stock Option Plan.

     14. "SHARES" means the following shares of the capital stock of the Corporation as to which Options have been or may be granted under the
          Plan: authorized and unissued Common Stock, $.0001 par value, including fractional shares, any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Article VI of the Plan.

     15. "SURVIVORS" means a deceased Participant's legal representative and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

     B.   Purposes of the Plan
          --------------------

     The Plan is intended to encourage ownership of Shares by Key Employees, non-employee directors and advisors, including, without limitation, members of the Corporation's Scientific Advisory Board, in order to attract such persons, to induce such persons to remain in the employ of the Corporation or of an Affiliate, or to serve or continue to serve as an advisor to the Corporation, and to provide additional incentive for such persons to promote the success of the Corporation or of an Affiliate.

II.  SHARES SUBJECT TO THE PLAN
     --------------------------

     The aggregate number of Shares as to which Options may be granted from time to time shall be Twenty Five Million (25,000,000) Shares of the authorized and unissued Common Stock, par value $0.00001 all of which shall be eligible for grant as Incentive Stock Options or Nonstatutory Options.

     If an Option ceases to be "outstanding," in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options.

     The aggregate number of Shares as to which Options may be granted shall be subject to change only by means of an amendment of the Plan duly adopted by the Corporation and approved by the stockholders of the Corporation within one year before or after the date of the adoption of any such amendment, subject to the provisions of Article VI.

III. ADMINISTRATION OF THE PLAN
     --------------------------

     The Plan shall be administered by the Board of Directors except to the extent the Board of Directors delegates its authority hereunder to the Committee. Subject to the provisions of the Plan, the Board of Directors or, if such authority be delegated, the Committee is authorized to:

     A.   interpret  the  provisions  of the  Plan or of any  Option  or  Option
          Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

     B. determine which employees of the Corporation or of an Affiliate shall be designated as Key Employees and which of the Key Employees shall be granted Options;

     C. determine the Non Key Employees to whom Nonstatutory Options shall be granted;

     D. determine whether the Option to be granted shall be an Incentive Option or Nonstatutory Option;

     E. determine the number of Shares for which an Option or Options shall be granted; and

     F. specify the terms and conditions upon which Options may be granted; provided however, that with respect to Incentive Options all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status of the Incentive Options as incentive stock options within the meaning of
          Section 422 of the Code.

     All determinations of the Board of Directors or the Committee, if applicable, shall be made by a majority of its members. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

IV.  ELIGIBILITY FOR PARTICIPATION
     -----------------------------

     Each Participant receiving an Incentive Option must be a Key Employee of the Corporation or of an Affiliate at the time an Incentive Option is granted.

     The Board of Directors, or if such authority be delegated, the Committee, may at any time and from time to time grant one or more Options to one or more Key Employees or Non-Key Employees and may designate the number of Shares to be optioned under each Option so granted, provided, however, that no Incentive Options shall be granted after the expiration of the earlier of ten (10) years from the date of the adoption of the Plan by the Corporation or the approval of the Plan by the Stockholders of the Corporation, and provided further, that the fair market value (determined at the time the Option is granted) of the Shares with respect to which Incentive Options are exercisable for the first time by such Key Employee during any calendar year (under the Plan and under any other Incentive Option plan of the Corporation or an Affiliate) shall not exceed $100,000.

     Notwithstanding the foregoing, no individual who is a director of the Corporation or a member of the Committee shall be eligible to receive an Option under the Plan unless the granting of such Option shall be approved by the Board of Directors or the Committee, with all of the members voting thereon being disinterested directors or members unless such vote is unanimous. For the purpose of this Article IV, a "disinterested director or member" shall be any director or member, as the case may be, who shall not then be, or at any time within the year prior thereto eligible to receive an Option under the Plan.

     Notwithstanding any of the foregoing provisions, the Board of Directors (or the Committee if applicable) may authorize the grant of an Incentive Option to a person not then in the employ of the Corporation or of an Affiliate, conditioned upon such person becoming eligible to become a Participant at or prior to the grant of such Option.

V.   TERMS AND CONDITIONS OF OPTIONS
     -------------------------------

     Each Incentive Option shall be set forth in an Option Agreement substantially in the form hereto annexed and marked Exhibit A, duly executed on behalf of the Corporation and by the Participant to whom such Option is granted. Each Nonstatutory Option shall be set forth in an Option Agreement substantially in the form hereto annexed and marked Exhibit B duly executed on behalf of the Corporation and by the Participant to whom such Option is granted. Each such Option Agreement shall be subject to at least the following terms and conditions:

     A.   Option Price
          ------------

     The option price of each Option granted under the Plan shall be determined by the Board of Directors (or the Committee, if such authority is delegated). The Option price per share of the Shares covered by each Nonstatutory Option shall be at such amount as may be determined by the Board of Directors in its sole discretion on the date of the grant of the Option. In the case of an Incentive Option, if the optionee owns directly or by reason of the applicable attribution rules 10% or less of the total combined voting power of all classes of share capital of the Corporation, the Option price per share of the Shares covered by each Incentive Option shall be not less than the fair market value per share of the Shares on the date of the grant of the Incentive Option. In all other cases of Incentive Options, the Option price shall be not less than one hundred ten percent (110%) of the said fair market value on the date of grant. If such Shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the Option, or, if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option. If the Shares are not then listed on any such exchange, the fair market value of such Shares shall be the closing sales price if such is reported or otherwise the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the Option, or if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such quotations are reported. If the Shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the Option, or, if none, for the most recent trade date thirty (30) days or less prior to the date of the grant of the option for which such quotations are reported. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board of Directors (or the Committee if applicable).

     B.   Number of Shares
          ----------------

     Each Option shall state the number of Shares to which it pertains.

     C.   Term of Option
          --------------

     Each Incentive Option shall terminate not more than ten (10) years from the date of the grant thereof, or at such earlier time as the Option Agreement may provide, and shall be subject to earlier termination as herein provided, except that if the Option price is required under Paragraph A of this Article V to be at least 110% of fair market value, each such Incentive Option shall terminate not more than five (5) years from the date of the grant thereof. Each Nonstatutory Option shall terminate not more than eleven (11) years from the date of the grant thereof, or at such other earlier time as the Option Agreement may provide, and shall be subject to earlier termination as herein provided.

     D.   Date of Exercise
          ----------------

     Upon the authorization of the grant of an Option the Board of Directors (or the Committee if applicable) may, subject to the provisions of Paragraph C of this Article V, prescribe the date or dates on which the Option becomes exercisable, and may provide that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or combination thereof.

     E.   Medium of Payment
          -----------------

     The Option price shall be payable upon the exercise of the Option. It shall be payable in such form (permitted by Section 422 of the Code in the case of Incentive Options), as the Board of Directors (or the Committee if applicable) shall either by rules promulgated pursuant to the provisions of Article III of the Plan, or in the particular Option Agreement, provide.

     F.   Termination of Employment
          -------------------------

          (1) An employee Participant who ceases to be an employee of the Corporation or of an Affiliate for any reason, other than the death or Disability of the Participant, may exercise all or any portion of his Options to the extent that such right to exercise has occurred on the date of his termination within thirty (30) days after such termination. A Participant's employment shall not be deemed terminated by reason of a transfer to another Employer which is an Affiliate of the Corporation.

          (2) An employee Participant who ceases to be an employee of the Company or of an Affiliate by reason of Disability may exercise all or a portion of his Option to the extent that such right to exercise has accrued on the date of his termination during the six (6) months immediately following his termination.

          (3) The Survivor of an employee Participant who ceases to be an employee by reason of such employee's death, may exercise all or a portion of an Option to the extent that such right to exercise has accrued on the date of such Participant's death during the six (6) months immediately following his death.

     An employee Participant to whom an Option has been granted under the Plan who is absent from work with the Corporation or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph A.6. Article 1 hereof), or who is on leave of absence for any purpose permitted by any authoritative interpretation (i.e., regulation, ruling, case law, etc.) of Section 422 of the Code, shall not, during the period of any such absence be deemed, by virtue of any such absence alone, to have terminated such Participant's employment with the Corporation or an Affiliate, except as the Board of Directors (or the Committee if applicable) may otherwise expressly provide or determine.

     I.   Exercise of Option and Issue of Stock
          -------------------------------------

     Options shall be exercised by giving written notice to the Corporation. Such written notice shall: (1) be signed by the person exercising the Option,
(2) state the number of Shares with respect to which the Option, if any, is being exercised, (3) contain the warranty required by paragraph M of this
Article V, and (4) specify a date (other than a Saturday, Sunday or legal holiday) not less than five (5) nor more than ten (10) days after the date of such written notice, as the date on which the Shares will be taken up and payment made therefor. The conditions specified above may be waived in the sole discretion of the Corporation. Such tender and conveyance shall take place at the principal office of the Corporation during ordinary business hours, or at such other hour and place agreed upon by the Corporation and the person or persons exercising the Option. On the date specified in such written notice (which date may be extended by the Corporation in order to comply with any law or regulation which requires the Corporation to take any action with respect to the Option Shares prior to the issuance thereof, whether pursuant to the provisions of Article VII or otherwise), the Corporation shall accept payment for the Option Shares and shall deliver to the person or persons exercising the Option in exchange therefor a certificate or certificates for fully paid non-assessable Shares. In the event of any failure to take up and pay for the number of Shares specified in such written notice of the exercise of an Option on the date set forth therein (or on the extended date as above provided) the exercise of the Option shall terminate with respect to such number of Shares, but shall continue with respect to the remaining Shares covered by the Option and not yet acquired pursuant thereto.

     J.   Rights as a Stockholder
          -----------------------

     No Participant to whom an Option has been granted shall have rights as a stockholder with respect to any Shares covered by such Option except as to such Shares as have been issued to or registered in the Corporation's share register in the name of such Participant upon the due exercise of the Option and tender of the full Option price.

     K.   Assignability and Transferability of Option
          -------------------------------------------

     By its terms, an Option granted to a Participant shall not be transferable by the Participant and shall be exercisable, during the Participant's lifetime, only by such Participant. Such Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Article V, or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

     L.   Other Provisions
          ----------------

     The Option Agreement for an Incentive Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option can be an "incentive stock option" within the meaning of
Section 422 of the Code. Further, the Option Agreements authorized under the Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Board of Directors (or the Committee, if applicable) shall deem advisable and which in the case of Incentive Options are not inconsistent with the requirements of Code ss.422.

     M.   Purchase For Investment
          -----------------------

     Unless the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Corporation shall be under no obligation to issue the shares covered by such exercise unless and until the following conditions have been fulfilled. The persons who exercise such Option shall warrant to the Corporation that, at the time of such exercise, such persons are acquiring their option shares for investment and not with a view to, or for sale in connection with, the distribution of any such Shares. In such event, the person(s) acquiring such Shares shall be bound by the provisions of the following legend (or similar legend) which shall be endorsed upon the certificate(s) evidencing their Option Shares issued pursuant to such exercise.

          "The shares represented by this certificate have been acquired for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of registration of the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Corporation that an exemption from registration is then available."

     N.   Other Restrictions
          ------------------

     In addition, the following legends, and such other legends as the Board may determine, may be endorsed upon the certificate:

          "The shares represented by this certificate are subject to all of the terms, conditions, limitations and restrictions set forth in Xechem International, Inc. Amended and Restated Stock Option Plan ("Plan") approved by the Corporation's stockholders on ________, 199__, and a copy of which is on file with the Corporation, and an option agreement (the "Option Agreement") pursuant to which the shares have been acquired. All terms, conditions, limitations and restrictions of the Plan and the Option Agreement are fully binding upon the holder of this Certificate, his or her successors, estate, heirs, assigns, personal representative, administrator, executor or guardian as the case may be, for all purposes until such time as all terms, conditions, limitations and restrictions of the Plan or the Option Agreement are removed waived or otherwise vacated in a manner expressly authorized thereunder."

     Without limiting the generality of the foregoing the Corporation may delay issuance of the Shares until completion of any action or obtaining any consent, which the Corporation deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

VI.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
     ------------------------------------------

     In the event that the authorized and outstanding Shares of the Corporation are changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividend payable in capital stock, or the like, appropriate adjustments to prevent dilution or enlargement of the rights granted to or available for, Participants, shall be made in the manner and kind of shares for the purpose of which Options may be granted under the Plan, and, in addition, appropriate adjustment shall be made in the number and kind of shares and in the option price per share subject to outstanding Options. No such adjustment shall be made which shall, within the meaning of Section 424 of the Code, constitute such a modification, extension or renewal of an Incentive Option as to cause it to be considered as the grant of a new Incentive Option.

VII. DISSOLUTION OR LIQUIDATION OF THE CORPORATION
     ---------------------------------------------

     Upon the dissolution or liquidation of the Corporation other than in connection with a transaction to which the preceding Article VI is applicable, all Options granted hereunder shall terminate and become null and void; provided however, that if the rights of a Participant have not otherwise terminated and expired, the Participant shall have the right immediately prior to such dissolution or liquidation to exercise any Option granted hereunder to the extent that the right to purchase shares thereunder has accrued as of the date immediately prior to such dissolution or liquidation.

VIII. TERMINATION OF THE PLAN
      -----------------------

     The Plan shall terminate (10) years from the earlier of the date of its adoption or the date of its approval by the stockholders. The Plan may be terminated at an earlier date by vote of the stockholders or the Board of Directors; provided, however, that any such earlier termination shall not affect any Options granted or Option Agreements executed prior to the effective date of such termination.

IX.  AMENDMENT OF THE PLAN
     ---------------------

     The Plan may be amended by the Board of Directors (but not by the Committee); provided however, that no amendment may increase the number of Shares on which Options may be granted other than as provided by Article VI or change the designation of the class of employees eligible to receive Incentive Options unless such amendment is approved by the stockholders within one (1) year after such action by the Board of Directors. Except as approved by Article VI, no amendment shall affect any Options theretofore granted or any Option Agreements theretofore executed unless such amendment shall expressly so provide and unless any Participant to whom an Option has been granted who would be adversely affected by such amendment consents in writing thereto.

X.   EMPLOYMENT RELATIONSHIP
     -----------------------

     Nothing herein contained shall be deemed to prevent the Corporation or an Affiliate from terminating the employment or other service, including service as a member of the Corporation's Scientific Advisory Board, of a Participant, nor to prevent a Participant from terminating the Participant's employment or other service with the Corporation or an Affiliate.

XI.  INDEMNIFICATION OF COMMITTEE
     ----------------------------

     In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee (or the directors acting with respect to the Plan if there is no Committee) shall be indemnified by the Corporation against all reasonable expenses, including attorneys fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein to which they or any of them may be a party by reason of any action taken by them as members of the Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive such indemnification, a Committee member must first offer in writing to the Corporation the opportunity, at its own expense, to defend any such action, suit or proceeding.

XII. EFFECTIVE DATE
     --------------

     This Plan shall become effective upon adoption by the Board of Directors, provided that within one (1) year, before or after, such adoption by the Board of Directors the Plan is approved by the stockholders of the Corporation.

XIII. GOVERNING LAW
      -------------

     This Plan and all determinations made and actions taken pursuant hereto, shall be governed by the laws of the State of New Jersey and construed in accordance therewith.

                                        A True Copy

                                        /s/ John Luther
                                        ------------------------------------
                                        John Luther
                                        Secretary